Exhibit 13.2

Certification by Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of GIBO HOLDINGS LIMITED (the “Company”) on Form 20-F for the year ended December 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kwan Chen “Katrina” Hung, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

GIBO HOLDINGS LIMITED

Date: May 15, 2025
	By:	/s/ Kwan Chen “Katrina” Hung
	Name:	Kwan Chen “Katrina” Hung
	Title:	Chief Financial Officer